UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2018

BAR HARBOR BANKSHARES
(Exact name of registrant as specified in its charter)

Commission File No. 001-13349

Maine	01-0393663
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

P.O. Box 400
82 Main Street, Bar Harbor, ME	04609-0400
(Address of principal executive offices)	(Zip Code)

(207) 288-3314
(Registrant's telephone number, including area code)

Inapplicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07       Submission of Matters to a Vote of Security Holders

The 2018 Annual Meeting of the Shareholders (the “Annual Meeting”) of Bar Harbor Bankshares (the “Company”) was held at 11:00 A.M. EDT on Tuesday, May 15, 2018 at the Bar Harbor Club, 111 West Street, Bar Harbor, Maine. At the Annual Meeting, there were present in person or by proxy, 12,636,422 shares of the Company’s common stock, representing approximately 81.74% of the total outstanding eligible votes.  At the Annual Meeting, the shareholders of the Company: (i) elected thirteen (13) persons to serve as directors until the 2019 annual meeting of shareholders and until their successors have been duly elected and qualify; (ii) approved a non-binding advisory resolution on the compensation of the named executive officers of the Company; (iii) ratified the filing and effectiveness of an Articles of Amendment to our Articles of Incorporation, as amended, filed with the Secretary of State of the State of Maine on May 22, 2015; (iv) approved the Bar Harbor Bankshares 2018 Employee Stock Purchase Plan; and (v) ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018. The voting results for each proposal are as follows:

1.  Election of thirteen (13) persons to serve as directors until the 2019 annual meeting of shareholders and until their successors have been duly elected and qualify:

DIRECTOR	Votes For	Votes Withheld	Broker Non-Votes
Daina H. Belair	9,398,793	208,259	3,029,370
Matthew L. Caras	9,278,816	328,236	3,029,370
David C. Colter	9,254,421	352,631	3,029,370
Steven H. Dimick	6,988,636	2,618,416	3,029,370
Martha T. Dudman	9,302,441	304,611	3,029,370
Stephen W. Ensign	8,591,255	1,015,797	3,029,370
Lauri E. Fernald	9,328,846	278,206	3,029,370
Brendan J. O’Halloran	9,268,706	338,346	3,029,370
Curtis C. Simard	9,250,539	356,513	3,029,370
Kenneth E. Smith	9,256,838	350,214	3,029,370
Stephen R. Theroux	9,182,208	424,844	3,029,370
Scott G. Toothaker	9,202,148	404,904	3,029,370
David B. Woodside	9,255,224	351,828	3,029,370

2. Approval of the non-binding advisory resolution on the compensation of the named executive officers of the Company:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,993,861	409,887	203,304	3,029,370

3. Ratification of the filing and effectiveness of an Articles of Amendment to our Articles of Incorporation, as amended, filed with the Secretary of State of the State of Maine on May 22, 2015:

Votes For	Votes Against	Abstentions
12,110,395	264,664	261,363

4. Approval of the Bar Harbor Bankshares 2018 Employee Stock Purchase Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,221,781	175,903	209,368	3,029,370

5. Ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018:

Votes For	Votes Against	Abstentions
12,383,217	76,450	176,755

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2018

BAR HARBOR BANKSHARES

 /s/ Marsha C. Sawyer

Marsha C. Sawyer
Corporate Clerk